EXHIBIT 10.7

CURATECH INDUSTRIES, INC.
6337 Highland Drive, #1053
Salt Lake City, Utah 84121

January 5, 2007

Lane S. Clissold
3270 South 1100 West
South Salt Lake, Utah 84119

Re:	Agreement to Accept CuraTech Industries, Inc. Common Stock as Payment for Consulting Services Rendered

Dear Mr. Clissold:

This letter will confirm your agreement to accept 140,000 shares of CuraTech Industries, Inc. common stock, to be registered on a Form S-8 registration statement, for a one time bonus for past services as an officer, director and employee of CuraTech Industries, Inc. (“CuraTech”) rendered by you to CuraTech.

The issuance of these 140,000 shares of CuraTech common stock shall be to compensate you in full for all past services.

This letter will confirm that you have provided bona fide consulting services to CuraTech, and that the services you have provided to CuraTech, for which you are receiving shares of CuraTech common stock, are not services in connection with the offer or sale of CuraTech’s securities in a capital raising transaction or services to directly or indirectly promote or maintain a market for CuraTech’s securities.

If this letter correctly reflects the agreement between CuraTech Industries, Inc. and you, please sign below acknowledging your agreement, and return the signed original of this letter to CuraTech Industries, Inc.

Sincerely,
CURATECH INDUSTRIES, INC.

By /s/ Lincoln Dastrup___________________
Lincoln Dastrup, CEO

ACCEPTANCE

I, Lane S. Clissold, hereby agree to accept 140,000 shares of CuraTech common stock as compensation for all past accounting and consulting services which I have provided to CuraTech. I hereby represent and warrant to CuraTech that the services which I have provided to CuraTech, for which I am receiving shares of CuraTech common stock, are not services in connection with the offer or sale of CuraTech’s securities in a capital raising transaction or services to directly or indirectly promote or maintain a market for CuraTech’s securities.

January 5, 2007	/s/ Lane S. Clissold
Lane S. Clissold